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What's Happening in the Historic Grain Exchange Building at 177 Milk Street?
Boston-based Lindner Research Team Employs State-of-the Art Techniques To Assist the Investment Committee in Shaping the Lindner Portfolios

(image) One of the significant events of 1999 for Lindner Fund shareowners was the relocation of our research department to Boston, under the stewardship of one of the most highly-respected quantitative analysts in the country, Jeffrey D. Fotta, C.F.A. (Lindner's Vice President/Director of Research). Establishing the Boston research office was another important element in Lindner's overall strategy to improve fund performance.

In their offices, located in the historic 177 Milk Street Building in downtown Boston's financial center, Jeff and his research team have been strengthening and enhancing the Lindner Fund's stock screening and selection process. The team includes Tom Lynch and Burak Alici, who are research analysts along with other members Jennifer Houlihan and David Schneiders. The team's "buy/sell/ hold" recommendations to the Lindner Investment Committee are important in the effort to shape the present and future portfolio holdings for the family of funds.

With the aid of highly sophisticated financial models and the processing power of computers, the team attempts to anticipate the future performance of select stocks and helps the Committee in decision-making as to whether or not these investments belong in Lindner Funds' portfolios. Since the process was instituted in April, 1999, the results have been dramatic.

Over a period of several years, Jeff helped develop the research model while he was a partner at Ernst Institutional Research. The initial application of this approach was to help the management teams of leading high-growth companies in the Boston region balance their growth and liquidity and create shareowner wealth for the future. The model is proving equally adept at screening potential stock picks for the Lindner portfolios.

The key to the success of the model, explains Jeff, is its "dual cash flow methodology," which can help pinpoint important trends taking place within a company. This is a very sophisticated method of weighing a company's operating cash flow against its balance sheet cash flow to help project how well the company's growth is managed. This is at the heart of the methodology used by the Boston research team to screen and profile the companies whose stocks offer potential future value - and therefore make them candidates for the Lindner Fund portfolios. At a fundamental level, the model enables the team to determine which companies have "favorable" or "unfavorable" future growth prospects.

From among the 8,000 publicly traded companies regularly analyzed each month by the researchers in Boston, the team will isolate the most favorable 20%, which are then ranked #1 (on a one-to-five scale) against their respective benchmarks. With the "Russell 1000 Index" as a benchmark, for example, the research team narrows the universe down to 150 companies that merit a #1 ranking. Then, adding in the stocks with the #2 ranking, the dual-cash flow model generates a universe of about 350 stocks that are projected by modeling to be able to beat the index (the benchmark for measurement).

The dual cash flow methodology facilitates a full analysis of the publicly available data of each of these growth companies to determine how well corporate management is deploying assets. The model measures a number of parameters for performance including liquidity, asset growth, retained earnings, operating cash flow, and balance sheet cash flow. Using ten years of historical data as key inputs, Jeff and his team plot a series of operating curves for any company which demonstrate whether a company's management is creating or actually dissipating future shareowner wealth. The current balance sheet data, in this regard, is actually a historical document, a look back at these metrics. Forecasting future use of cash flow is a better indicator of future value.

The power of the unique algorithms of the model helps the Lindner research staff detect signals that a rapidly growing company is borrowing too heavily to finance its growth, or that the company has been growing faster than the actual demand for its goods or services. The model mines enormous volumes of data to seek out companies that maintain "proper operating equilibrium" - that is, consistently higher operating cash flow than balance sheet cash flow, resulting in healthy retained earnings levels.

"What we are able to find, using the dual cash flow technology," notes Jeff Fotta, "are good management teams that know how to manage their companies' growth. These managers know how to manage the trade-offs between growth, liquidity and overall profitability. The model can project out for longer periods of time because unless there are dramatic changes at the corporation, there is small chance that the forecasts won't hold. The fundamental of good corporate management is not going to go out of style."

Of course, no matter how "good" a company's management may be - and this is always a subjective judgment for investors - there is always inherent risk. Therefore, the team employs a comprehensive risk management methodology with 60 variables to define many of the risks inherent in a given stock. These potential risks are then compared to the appropriate benchmark or index for each of the Lindner Funds (which have varying degrees of risk tolerance). In considering a new equity for a portfolio, the model will help determine whether the new stock will move the fund further from the appropriate index or closer to it.

"Unlike other quantitative analysis shop models that are typically developed by back testing' and data-mining, this model is actually used by corporate management to manage companies," Jeff points out. "If you are a CEO or CFO, standard financial analysis will not tell you the whole story. If you are an outside researcher or fund manager, standard financial analysis will not tell you what management is actually doing to improve future financial performance. Our data does this. In fact, we are generally ahead of "earnings surprises" and other important financial events which can dramatically affect valuation by one-to-two reporting quarters."

Jeff Fotta notes that the model is not a trading tool that will tell you what to do in the market from one day to the next. Rather, it is a long-term indicator that is ideal for a mutual fund or other institutional investor seeking companies with real potential for equities growth. "This approach provides portfolio managers with time to move big positions in and out." This means that Lindner Funds has the potential to move in or out of positions in a universe of stocks before others on the street detect the same signals, or before the market starts to change direction.

This article first published in
the Lindner Shareowner (link)Newsletter, Fall 1999. (footer images)